EXHIBIT 99.1





                      Choice One Contact:
                      Lisa Schnorr
                      Director, Corporate Communications and Investor Relations
                      (585) 530-2965
                      lschnorr@choiceonecom.com



CHOICE ONE REQUESTS HEARING BEFORE NASDAQ LISTING QUALIFICATIONS PANEL

Rochester, New York - October 4, 2002 -- Choice One Communications (Nasdaq:
CWON), an Integrated Communications Provider offering facilities-based voice and data telecommunications services, web hosting, design and development to small and medium-sized businesses, today announced that the company received a Nasdaq Staff Determination on September 30, 2002 that the company does not comply with requirements for continued listing on the Nasdaq National Market or the Nasdaq SmallCap Market. Specifically, the company does not meet the minimum bid price, the minimum stockholders' equity or the market value of publicly held shares required by the Nasdaq National Market.

The company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. The company is considering various courses of action to regain compliance, but there can be no assurance that the company will prevail at the hearing and that the company's common stock will not be de-listed from the Nasdaq Market. Until the Panel issues a decision regarding the company's continued listing, the company's securities will remain listed on the Nasdaq National Market.


About Choice One Communications

Headquartered in Rochester, New York, Choice One Communications Inc. (Nasdaq:
CWON) is a leading integrated communications services provider offering voice and data services including Internet and DSL solutions, and web hosting and design, primarily to small and medium-sized businesses in second and third-tier markets.

Choice One currently offers services in 30 markets across 12 Northeast and Midwest states. At June 30, 2002, the company had more than 450,000 lines in service and more than 100,000 accounts. The company's annualized revenue run rate is approximately $300 million, based on second quarter 2002.

For further information about Choice One, visit our web site at www.choiceonecom.com or contact us at 1-888-832-5800.

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Forward-Looking Statements

Certain statements contained in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and the company intends such forward-looking statements be subject to the safe harbors created thereby. The words "believes", "expects", "estimates", "anticipates", "will", "will be", "could", "may" and "plans" and the negative or other similar words or expressions identify forward-looking statements made by or on behalf of the company. These forward-looking statements are subject to many uncertainties and factors that may cause the actual results of the company to be materially different from any future results expressed or implied by such forward-looking statements. Examples of such uncertainties and factors include, but are not limited to, continued compliance with covenants for borrowing under our bank credit facility, availability of financing, continued availability of regulatory approvals, the number of potential customers and average revenue for such customers in a market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the company's business, changes in the competitive climate in which the company operates and the emergence of future opportunities, all of which could cause actual results and experiences to vary significantly from the Company's current business plan and to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein. These and other applicable risks are summarized under the caption "Risk Factors" and elsewhere in the Company's Annual Report on Form 10-K, Registration No. 000-29279, filed with the Securities and Exchange Commission on April 1, 2002.

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